                                                                     EXHIBIT 4.1

        NUMBER                                                    SHARES
This
certifies                       BLADE INTERNET VENTURES INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
that                           100,000,000 SHARES COMMON STOCK AUTHORIZED, $.001
PAR VALUE

                                                         CUSIP 092652 10 6

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

Is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                          Blade Internet Ventures Inc.

  transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation an Bylaws of the Corporation
 as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

DATED

                                                                       PRESIDENT
                                                                       SECRETARY

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -as tenants in common  UNIF GIFT MIN ACT .........Custodian............
TENENT   -as tenants by the entireties             (Cust)             (Minor)
JT TEN   -as joint tenants with the right of Act...............
          survivorship and not as tenants           (State)
          in common

           Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                        HERE BY SELL, ASSIGN
                    --------------------------------------
AND TRANSFER UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          SHARES
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OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT


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ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      -----------------------


X
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         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit Unions)


SIGNATURE GUARANTEED:

                             TRANSFER FEE WILL APPLY